4Q15 Supplemental Materials January 27, 2016 NYSE: MSL

Energy Lending - Overview  30 years of energy lending experience  Bank started in 1985 as energy-focused lender amid severe energy downturn of 1980’s and early 1990’s  With a very deep team  Very experienced Energy Lending Team with 24 years average industry experience over numerous cycles  With legacy lending experience  Team member has median energy lending experience with MSL of 16 years  Who are very close to our energy customers  Physical proximity to our energy customers  Lafayette/South LA is the oilfield services hub of US 2 NYSE: MSL

Energy Lending - our 30 year track record  1985 – 2015 YTD - $3.5 million cumulative energy charge-offs  Highest year – 2015 – $1.6 million (6 relationships) 3 NYSE: MSL $267 $645 $171 $191 $137 $2,130 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 1985-1990 1991-1995 1996-2000 2001-2005 2006-2010 2011-YTD 2015 Gross Charge-Offs on Energy Loans 1985-2015YTD Cumulative Losses per 5 year Period (000's)

Energy Lending – Portfolio Characteristics  Very granular portfolio – 428 relationships – avg. size $618K  No Reserve-Based Lending / Redeterminations  One SNC - $8.7 million (3% of energy loans)  Special Mention – downgraded 1Q15  With exception of one loan i/a/o $11.2 million, all of Top 25 lending relationships have personal guarantees 4 NYSE: MSL

Energy Loans – All Inclusive Definition  Total energy and energy related exposure of $264.7 million or 20.9% of loans  Includes both Direct C&I and other non-C&I categories  Commercial Real Estate (CRE) - $46.7 MM –  18% of Energy Loans  93% of CRE is Owner Occupied  Residential Real Estate and Equipment Secured - $5.9 MM  2% of Energy Loans  C&I - $212.1 MM  80% of Energy Loans  A/R - $49.9 MM (19% of Energy Loans) 5 NYSE: MSL

Energy Lending – Asset Quality  Past Dues of $37.9 million or 14.3% of energy portfolio  >30 days plus nonaccruals = 10.5% of energy portfolio  Risk Ratings – 73% of energy loans are Pass Rated  27% of energy loans are criticized  19 out of 428 energy customers (4%) are criticized  Classified Energy Loans are collateralized primarily by boats and equipment  Energy Reserves approximately $6.8 million or 2.6% of energy loans  Energy reserves allocated to C&I approx. $6.2MM or 2.9%  Total ALLL of $19 million available to absorb losses in all loan categories 6 NYSE: MSL

Energy Portfolio as of 12/31/2015 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 7 NYSE: MSL  $265 million in Energy Loans to 429 customers  Top 10 Energy customers account for 40% of energy loans  Energy portfolio down $30.9 million, or 10.5% vs. 3Q15 Collateral Total $’s (Millions) % of Energy Portfolio # of Loans # of Relationships Avg $ per Relationship Wt'd Avg Maturity (Yrs) Account Receivables 49.9 18.8% 68 62 804,314 0.7 Barges, Crew Boats, Marine Vessels 72.0 27.2% 39 26 2,767,918 6.3 Equipment 83.0 31.4% 200 94 883,428 3.8 Inventory 1.9 0.7% 7 7 275,222 1.0 CD/Mkt. Securities 1.7 0.7% 16 13 133,753 2.0 All Other 3.6 1.3% 96 90 39,551 2.1 Total C & I 212.1 80.1% 424 290 4,905,029 3.9 Commercial Real Estate 46.7 17.7% 80 67 697,691 2.3 Consumer Real Estate 3.6 1.4% 46 42 85,920 0.2 Equipment 2.3 0.8% 34 30 73,201 0.0 Total Non C & I 52.6 19.9% 160 139 378,057 2.5 Grand Total $ 264.7 100.0% 586 429 616,901 5.1

Past Due Energy Loans as of 12/31/15 (*) 8 *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices > 30 days + nonaccruals = 10.50% of energy loans Collateral Total $’s (Millions) % of Energy Portfolio Total Past Due $’s (Millions) % of Energy Portfolio 0-29 30-59 60-89 90+ Non- Accruals Account Receivables 49.9 18.8% 1.70 0.6% 1.35 0.33 - - 0.01 Barges, Crew Boats, Marine Vessels 72.0 27.2% 25.14 9.5% 3.13 - - - 22.01 Equipment 85.2 32.2% 6.15 2.3% 2.89 - - - 3.27 Commercial Real Estate 46.7 17.7% 4.02 1.5% 1.87 - - - 2.15 Consumer Real Estate 3.6 1.4% 0.27 0.1% 0.28 - - - - Inventory 1.9 0.7% - 0.0% - - - - - CD/Mkt. Securities 1.7 0.7% 0.47 0.2% 0.47 - - - - All Other 3.6 1.3% 0.10 0.0% 0.07 0.02 - - - Total $ 264.7 100.0% $ 37.86 14.3% 10.06 0.35 - - 27.44 Accruing – Past Due ($millions)

Energy Loans by Risk Rating & Loan Type as of 12/31/15 (*) ($’s in Millions) 9 *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices Risk Rating Rating # C & I R/E Comm Consumer Real Estate CD/Mkt. Securities Other 4Q15 Total 4Q15 % of Energy Portfolio 3Q15 Total 3Q15 % of Energy Portfolio Prime 1 $ - $ - $ - $ 0.9 $ - $ 0.9 0.4% $ 20.9 7.1% Excellent 2 3.2 2.8 - - 0.0 6.0 2.3% 3.0 1.0% Above Average 3 50.6 7.1 0.7 - 0.4 58.8 22.2% 72.3 24.5% Satisfactory 4 92.7 27.3 2.9 0.8 2.7 126.4 47.7% 135.8 45.9% Total Pass Rated 146.4 37.2 3.6 1.7 3.1 192.1 72.6% 231.9 78.4% Other Assets Special Mention 5 30.4 3.3 - - 0.0 33.7 12.8% 22.6 7.6% Substandard 6 33.5 5.1 - - 0.2 38.8 14.7% 41.1 13.9% Doubtful 7 0.0 - - - 0.0 0.0 0.0% 0.0 0.0% Total $ 210.3 $ 45.7 $ 3.6 $ 1.7 $ 3.3 $ 264.7 100.0% $ 295.6 100.0%

Energy Loans by Type of Facility as of 12/31/15 (*) 10 * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices Facility Type Bal 12.31.15 ($'s in Millions) % of Energy Portfolio Bal 09.30.15 ($’s in Millions) % of Energy Portfolio Net Change 4Q15 Revolving LOC $ 64.6 24.4% $ 58.4 19.8% $ 6.2 Closed-End LOC 191.3 72.3% 220.8 74.7% - 29.5 Other 8.7 3.3% 16.4 5.5% - 7.7 Grand Total $ 264.7 100.0% $ 295.6 100.0% $ - 31.0

Non-interest Expense – Explanation of Linked Quarter Increases 11 Non-interest expenses (in thousands) Increase Q3 2015 16,492$ Incentive accrual reversal in 3Q 225 Group health costs due to high level of claims 200 FDIC premiums 119 Salaries and recruitment expense due to addition of two commercial lenders 106 Fraud and skimming losses 97 Collection costs 75 All other increases 194 Q4 2015 17,508$